Statements of Operation	1 Months Ended
Oct. 31, 2016 USD ($) $ / shares shares
Revenue	$ 0
Operating Expenses
General and administrative	480
Legal and professional	7,850
Total Operating Expenses	8,330
Income from operations	(8,330)
Other income (expense)
Interest expense	0
Other income
Total other income (expense)	0
Net Income	$ (8,330)
Loss per share-basic and diluted | $ / shares	$ (0.00)
Weighted average shares outstanding-basic and diluted | shares	11,080,645